UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 24, 2002

                    MDU Resources Group, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                 1-3480            41-0423660
(State of other jurisdiction  (Commission       (IRS Employer
    of incorporation)          File Number)   Indentification No.)


                       Schuchart Building
                     918 East Divide Avenue
                          P.O. Box 5650
                Bismarck, North Dakota 58506-5650
            (Address of principal executive offices)
                           (Zip Code)


 Registrant's telephone number, including area code (701) 222-7900




Item 5. Other Events.

     Incorporated by reference is a press release issued by MDU
Resources Group, Inc. on January 24, 2002, attached as Exhibit 99.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99 - Press release issued January 24, 2002 regarding earnings for 2001.




                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MDU RESOURCES GROUP, INC.

Date: January 24, 2002         By: /s/ Warren L. Robinson
                                    Warren L. Robinson
                                    Executive Vice President,
                                    Treasurer and Chief
                                    Financial Officer



                           EXHIBIT INDEX

Exhibit Number                          Description of Exhibit

     99                                 Press release issued
                                        January 24, 2002 regarding
                                        earnings for 2001.